Exhibit 4.1





                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We consent to the reference to our firm under caption "Experts-Independent Auditors" and to the use of our report dated January 4, 2002 in the Amendment No. 1 to the Registration Statement (Form S-6 No. 333-72292) and related Prospectus and accompanying Information Supplement of Claymore Securities Defined Portfolios, Series 115.


                                       Ernst & Young LLP


Kansas City, Missouri
January 4, 2002